                                                                    Exhibit 99.2

            BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
                          CONSOLIDATING BALANCE SHEET
                                 APRIL 28, 2001
                                   ($ 000'S)
                                  (UNAUDITED)

                                                                                   NON-DEBTORS
                                                                       --------------------------------
                                                      TOTAL DEBTORS    BLUE STAR GROUP  AIL BOXES, ETC.  ELIMINATIONS  TOTAL COMPANY
                                                      -------------    ---------------  ---------------  ------------  -------------
ASSETS

Current Assets:
     Cash & Cash Equivalents                          $     22,088      $   10,276       $   2,413                     $   34,777
     Accounts Receivable, net                              114,069          19,896          13,578                        147,543
     Inventory, net                                         51,504          45,517             605                         97,626
     Prepaid expenses and other current assets              64,753           3,208          12,156                         80,117
                                                      -------------    ---------------  ---------------  ------------  -------------
          Total Current Assets                             252,414          78,897          28,752                        360,063

     Property & Equipment, net                              86,978          63,973           9,314                        160,265
     Intangible Assets, net                                     53          84,848         112,456                        197,357
     I/C Receivable (Payable) from non-debtor
          entities                                         198,059         (80,070)       (117,989)                            (0)
     Other Assets                                          373,213             647         353,693       $  (640,666)      86,887
                                                      -------------    ---------------  ---------------  ------------  -------------
TOTAL ASSETS                                          $    910,717     $   148,295       $ 386,226       $  (640,666)  $  804,572
                                                      =============    ===============  ===============  ============  =============

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                                 $     51,236        $      -               -                     $   51,236
     Accrued Compensation                                    7,641               -               -                          7,641
     Other accrued liabilities                              26,900               -               -                         26,900
     I/C with non-debtor entities                           77,668               -         (77,668)                             -
     Bank Debt                                             711,363               -               -                        711,363
     2003 Notes                                              4,144               -               -                          4,144
     2008 Notes                                            361,799               -               -                        361,799
     Other Liabilities                                       4,948               -               -                          4,948
                                                      -------------    ---------------  ---------------  ------------  -------------
Total Pre-Petition Liabilities                           1,245,699               -         (77,668)                     1,168,031
                                                      -------------    ---------------  ---------------  ------------  -------------

Post Petition Liabilities
     Accounts Payable                                       42,484          20,301           9,523                         72,308
     Accrued Compensation                                   10,045           6,984           2,687                         19,716
     Other accrued liabilities                              17,864          37,606          16,911                         72,381
     Other Liabilities                                          33           7,596             871                          8,500
                                                      -------------    ---------------  ---------------  ------------  -------------
Total Post-Petition Liabilities                             70,426          72,487          29,992                        172,905
                                                      -------------    ---------------  ---------------  ------------  -------------
Total Liabilities                                        1,316,125          72,487         (47,676)                     1,340,936

   Total Stockholders' Equity                             (405,408)         75,808         433,902      $(640,666)       (536,364)
                                                      -------------    ---------------  ---------------  ------------  -------------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY          $    910,717     $   148,295       $ 386,226      $(640,666)     $  804,572
                                                      =============    ===============  ===============  ============  =============

           BRM HOLDINGS, INC. (FORMERLY US OFFICE PRODUCTS COMPANY)
                     CONSOLIDATING STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED APRIL 28, 2001
                                    ($ 000'S)
                                  (UNAUDITED)

                                                                                          NON-DEBTORS
                                                                                ---------------------------------
                                                              TOTAL DEBTORS     BLUE STAR GROUP  MAIL BOXES, ETC.   TOTAL COMPANY
                                                              -------------     ---------------  ----------------   -------------
Net Revenues                                                      $277,992           $67,069          $18,224           $363,285
Cost of Revenues                                                   213,658            50,328            9,765            273,751
                                                              -------------     ---------------  ----------------   -------------
     Gross Profit                                                   64,334            16,741            8,459             89,534
                                                              -------------     ---------------  ----------------   -------------
Selling, General & Admin. Expenses                                  93,402            15,419            9,746            118,567
Amortization Expense                                                     1             1,934              789              2,724
Operating Restructuring Costs                                         (731)              917                -                186
                                                              -------------     ---------------  ----------------   -------------
     Operating Income (Loss)                                       (28,338)           (1,529)          (2,076)           (31,943)
                                                              -------------     ---------------  ----------------   -------------
Other (Income)/Expense:
     Interest Expense                                                8,428             2,648              612             11,688
     Interest Income                                                  (116)             (152)             (30)              (298)
     Minority Interest in Income of Subs.                                -                 -              (13)               (13)
     Unrealized Foreign Currency transaction (Gain) Loss             2,689             5,934                -              8,623
     Equity in loss (Gain) of affiliates                             2,272               (67)               -              2,205
     (Gain)/loss on closure of business                             (4,397)               88            2,233             (2,076)
     Other (income)/expense                                          1,095             1,067              905              3,067
                                                              -------------     ---------------  ----------------   -------------
          Total Other (Income)/Expense                               9,971             9,518            3,707             23,196
                                                              -------------     ---------------  ----------------   -------------
Income (Loss) before prevision for (benefit from) Income
  Taxes                                                            (38,309)          (11,047)          (5,783)           (55,139)

Provision for (benefit from) income taxes                            2,693               337           (2,967)                63
                                                              -------------     ---------------  ----------------   -------------
Net Income (Loss)                                                 ($41,002)         ($11,384)         ($2,816)          ($55,202)
                                                              =============     ===============  ================   =============